Cabot Growth ETF
Schedule of Investments
February 28, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 92.8%
Consumer Discretionary Products - 10.5%
KB Home	30,000	$1,211,400
Meritage Homes Corp. (a)	10,000	843,100
Taylor Morrison Home Corp. (a)	56,000	1,540,560
		3,595,060
Consumer Discretionary Services - 0.7%
Luckin Coffee, Inc. - ADR (a)(b)	40,000	252,000

Consumer Staple Products - 5.4%
Nu Skin Enterprises, Inc. - Class A	36,000	1,842,480

Financial Services - 1.4%
GX Acquisition Corp. - Class A (a)	47,686	482,106

Health Care - 12.4%
BioMarin Pharmaceutical, Inc. (a)	13,000	1,006,590
Compass Pathways PLC - ADR (a)(b)	10,931	493,207
Invitae Corp. (a)	11,000	441,430
Kura Oncology, Inc. (a)	33,907	949,396
Nano-X Imaging, Ltd. (a)(b)	8,520	385,700
VYNE Therapeutics, Inc. (a)	130,000	969,800
		4,246,123
Industrial Products - 8.0%
Bombardier, Inc. - Class B (a)(b)	1,050,000	471,135
RF Industries, Ltd.	126,202	737,020
Rolls-Royce Holdings PLC - ADR (b)	975,452	1,540,239
		2,748,394
Materials - 4.0%
Steel Dynamics, Inc.	33,210	1,380,872

Media - 19.4%
Naspers, Ltd. - Class N - ADR (b)	24,800	1,171,056
Prosus NV - ADR (b)	175,000	4,164,125
Roku, Inc. (a)	2,300	909,604
The Trade Desk, Inc. - Class A (a)	500	402,695
		6,647,480
Oil & Gas - 2.6%
Comstock Resources, Inc. (a)	155,233	886,380

Real Estate - 1.4%
The Howard Hughes Corp. (a)	5,000	474,350

Software & Technology Services - 18.5%
Fiserv, Inc. (a)	15,592	1,798,849
HubSpot, Inc. (a)	1,600	824,000
Mimecast, Ltd. (a)(b)	66,490	2,851,091
Square, Inc. - Class A (a)	1,700	391,051
Veritone, Inc. (a)	12,594	454,014
		6,319,005
Technology Hardware & Semiconductors - 8.5%
Akoustis Technologies, Inc. (a)	155,136	2,216,893
Viavi Solutions, Inc. (a)	41,710	675,076
		2,891,969
Total Common Stocks (Cost $31,793,467)		31,766,219

CONVERTIBLE PREFERRED STOCKS - 6.8%
Oil & Gas Services & Equipment - 6.8%
Nabors Industries, Ltd. - Series A, 6.00% (b)	151,678	2,329,774
Total Convertible Preferred Stocks (Cost $1,519,025)		2,329,774

MONEY MARKET FUNDS - 0.0% (d)
First American Government Obligations Fund - Class X, 0.03% (c)	5,495	5,495
Total Money Market Funds (Cost $5,495)		5,495

Total Investments (Cost $33,317,987) - 99.6%		34,101,488
Other Assets & Liabilities, Net - 0.4%		133,132
Net Assets - 100.0%		$34,234,620

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-Income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Amount is less than 0.05%.

Percentages are stated as a percent of net assets.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.  Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2021:
	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$31,766,219	$-	$-	$31,766,219
Convertible Preferred Stocks*	2,329,774	-	-	2,329,774
Money Market Funds	5,495	-	-	5,495
Total Investments - Assets	$34,101,488	$-	$-	$34,101,488

* See the Schedule of Investments for industry classifications.